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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 21, 2008

                           Global Resource Corporation
             (Exact name of registrant as specified in its charter)

           NEVADA                      000-50944              84-1565820
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(State or other jurisdiction    (Commission File Number)      IRS Employer
of incorporation)                                         Identification No.)

          408 BLOOMFIELD DRIVE, UNIT #3, WEST BERLIN, NEW JERSEY 08091
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (856) 767-5661
                                                           -------------

          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS, COMPENSATORY ARRANGEMENTS OF CERTAIN
OFFICERS.

RESIGNATION OF DIRECTOR

Jeffrey Andrews resigned from the Board of Directors of the Company effective May 21, 2008.

APPOINTMENT OF NEW DIRECTOR

Effective May 21, 2008, the Company's Board of Directors appointed General Lincoln Jones III as Director of the Company to fill the vacancy created by the resignation of Jeffrey Andrews. At the date of this Current Report on Form 8-K, the Committee or Committees of the Board on which General Jones will serve have not been determined.

ADOPTION OF GLOBAL RESOURCE CORPORATION 2008 STOCK INCENTIVE PLAN

On May 21, 2008, at the 2008 Annual Meeting of Stockholders (the "Annual Meeting") of the Company, the Company's stockholders approved the Employee Stock Incentive Plan (the "Incentive Plan"), which had been approved by the Company's Board of Directors on May 15, 2008, subject to stockholder approval.

A description of the Incentive Plan can be found in the Company's Definitive Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on April 23, 2008.

CONSULTING AGREEMENT

On May 21, 2008, the Board of Directors approved an agreement effective as of January 1, 2008 between the Company and Frank G. Pringle, the Chairman and a Director of the Company, to provide consulting services on a management and executive level to the Company as an independent contractor, not an employee, on an as-needed basis with respect to such matters relating to the business of the Company. A copy of the Consulting Agreement is filed as Exhibit 10.16 to this Current Report on Form 8-K.

ITEM 8.01 - OTHER EVENTS

Effective May 21, 2008, the Company's Board of Directors appointed the following
Committees:

Audit Committee:
         Kim Thorne O'Brien, Chair
         Jonathan L. Simon

Compensation Committee:
         Frederick A. Clark, Chair
         Jonathan L. Simon

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Nomination Committee:
         Jonathan L. Simon, Chair
         Frederick A. Clark

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

10.16    Consulting Agreement between Global Resource Corp. and Frank G.
         Pringle.

10.17 Global Resource Corp. 2008 Stock Incentive Plan. (Incorporated by reference from the Company's Definitive Proxy Statement dated April 23,
         2008).




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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                              Global Resource Corporation


May 21, 2008                                  /s/ Frank G. Pringle
                                              ---------------------
                                              Frank G. Pringle
                                              President




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